SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT, (the "Agreement") made this ____ day of _________ 2000, by and between INFe.com, Inc. (the "Company"), a Florida corporation and ___________________________________ (the "Subscriber").

      WHEREAS, Subscriber acknowledges receipt of the business plan dated February, 2000 (the "Business Plan") describing the growth and development plans of the Company provided in connection with this Agreement;

      WHEREAS, Subscriber acknowledges receipt of the term sheet dated February, 2000 (the "Term Sheet") describing the terms and conditions of the purchase of the Securities being subscribed for hereby;

      WHEREAS, Subscriber understands that the Business Plan is for informational purposes only, and while believed to be accurate, the Company can not guarantee that the information contained therein will not be subject to change;

      WHEREAS, Subscriber desires to enter into this Agreement with the Company, in order to set forth the terms under which the Subscriber agrees to subscribe for the Securities;

      NOW THEREFORE, in consideration of the mutual covenants, conditions, promises and other good and valuable consideration set forth herein, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

      1. Subscription. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ______________ (________) Units ("Units") at one dollar ($1.00) per Unit, each Unit being comprised of one share of INFe.com, Inc. Rule 144 restricted common stock and one share of IT*CareerNET.Com, Inc. Rule 144 K restricted common stock as set forth in the Term Sheet, which Term Sheet is attached hereto and incorporated in its entirety into this Agreement. The Common Stock comprising each Unit may be referred to herein as the "Securities."

      2. Acceptance of Subscription. The execution and delivery of this Subscription Agreement will not constitute an agreement between the undersigned and the Company until this subscription is accepted by the Company. The undersigned acknowledges that the Company may accept or reject, in whole or in part, any tendered subscription for any reason, including, without limitation, any subscription the acceptance of which might in the opinion of counsel for the Company, require the registration of the Securities under any applicable federal or state securities laws. If the Company rejects this subscription in whole or in part, this Subscription Agreement shall become null and void as to said rejected portion and all sums paid to the Company by the Subscriber shall be returned, and all rights and obligations hereunder shall terminate.

      3. Investment Representation. The Subscriber is acquiring the Securities for the Subscriber's own account for investment only and not with a view to resale or distribution of any part thereof. The Subscriber is aware that there currently is a limited market for the Common Stock (and that it is not anticipated that such a market will develop), and that the Subscriber may not be able to sell or dispose of the Securities. The Subscriber understands that the restricted Securities have not been registered or qualified for sale under the Securities Act of 1933, as amended (the Act), or any state securities or blue sky laws, in reliance upon certain exemptions


          Exhibit - 10.28

from registration and qualification thereunder, and that the Subscriber has no right to require the Company to register the Securities under the Act or any such state laws (except as set forth in the Term Sheet). The Subscriber acknowledges that the Company's reliance upon such exemptions is based on the representations and agreements set forth herein. The Subscriber understands that the restricted Securities may not be sold by the Subscriber except pursuant to an effective registration statement under the Act or an exemption from registration thereunder, and that an opinion of counsel satisfactory to the Company may be required as a condition of any such sale. The Subscriber consents to the placement of a legend on the certificate(s) evidencing the Securities referring to their issuance in an exempt transaction and setting forth such restrictions on resale.

      4. Representations and Warranties. The Subscriber hereby acknowledges, represents, warrants, covenants, agrees and understands that (please initial each space provided):

            (a) ________The Subscriber has carefully reviewed the risks of, and other considerations relevant to, a purchase of the Securities and fully understands all such risks. The Subscriber, either alone or with the Subscriber's purchaser representative(s), has such knowledge and experience in financial and business matters and investments in particular that the Subscriber is or they are capable of evaluating the merits and risks of the Subscriber(s) purchase of the Securities. The Subscriber has adequate means of providing for current needs and personal contingencies, has no need for liquidity in this investment, and can bear the economic risk of this investment (that is, can afford a complete loss of this investment and can hold the Securities indefinitely). The Subscriber has obtained, in the Subscriber"s) judgement, sufficient information relating to the Company and its proposed business to evaluate the merits and risks of this investment.

            (b) ________The Subscriber confirms that, if requested, all documents, records, books and information pertaining to the Subscriber(s) proposed purchase of the Securities, the offering of the Securities and the business of the Company have been made available to the Subscriber. The Subscriber has been given access to any additional information necessary to verify the accuracy of any representation made to the Subscriber by the Company's management team.

            (c) ________The Subscriber has had an adequate opportunity to ask questions of a person or persons acting on behalf of the Company concerning the proposed business and affairs of the Company and the terms and conditions of the Subscriber(s) purchase of the Securities, and all such questions have been answered to the satisfaction of the Subscriber.

            (d) ________The Subscriber understands that the Business Plan provided in connection with this Agreement is for informational purposes only, and while believed to be accurate, the information contained therein is subject to change.

            (e) ________The Subscriber understands that neither the Securities and Exchange Commission nor any state securities commission or other state regulatory agency has made any finding or determination relating to the fairness of public investment in the Securities and that no such commission or agency has recommended or endorsed or will recommend or endorse the purchase of the Securities.

            (f) ________The Subscriber is an accredited investor within the meaning of Rule 501(a) of Regulation D under the Act because (please check one or both of the


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          Exhibit - 10.28

following spaces, as appropriate) ____ (i) my individual net worth, or joint net worth with my spouse, currently exceeds $1,000,000; or ____ (ii) my individual income in each of the two most recent years was in excess of $300,000, or my joint income with my spouse in each of those years was in excess of $300,000, and I have a reasonable expectation of reaching the same income level in the current year.

            (g) ________The Subscriber confirms that no representations or promises have been made by the Company, nor its principals, to induce the Subscriber to enter into this Agreement, except as specifically included herein.

            (h) ________The foregoing representations, acknowledgments, and covenants are made by the Subscriber with the intent that they be relied upon in determining the undersigned's suitability as a purchaser of the Securities, and the Subscriber hereby agrees to indemnify the Company, its affiliates, and its respective officers, directors, employees, agents, and representatives (including the Company's legal counsel) against all losses, claims, costs, expenses, damages, or liabilities that any of them may suffer or incur, caused or arising from their reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation or warranty or other information relating to the Subscriber set forth herein that takes place prior to issuance of the Securities.

      5. Lock-Up Provision. In the event the Company undertakes to conduct an initial public offering, the Subscriber agrees to abide by any lock-up provision or other restriction of sale of the Common Stock as required under any underwriters or other distribution agreement entered into between the Company and such underwriter or distributor.

      6. Binding Effect. This Subscription Agreement and the acknowledgments, representations, warranties, agreements and indemnities contained herein, shall survive and continue after the acceptance of the Subscriber(s) subscription by the Company, and shall be binding upon the heirs, legal representatives, successors and assigns of the Subscriber.

      7. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereunder and no waiver, alteration or modification of any of the provisions hereof shall be binding unless it is in writing and signed by all of the parties hereto. 8. Assignments. The Subscriber may not assign this Agreement or the rights ----------- arising hereunder without the prior written consent of the Company.

      9. Notices. All notices or other communications hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned subscriber or the Company at the addresses set forth below:

      If to the Company:

      INFe.com, Inc.
      8000 Towers Crescent Drive, Suite 640
      Vienna, Virginia 22812
      Attn: President


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          Exhibit - 10.28

      If to the Subscriber:

      --------------------------

      --------------------------

      10. Governing Law. This Agreement shall be governed by and enforced in accordance with the laws of the State of Florida.

      11. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.


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          Exhibit - 10.28


SUBSCRIBER:_______________________              Number of Units Subscribed for:
__________________________________              ______________
_______________________
Print Name of Subscriber                        Consideration Paid :  $________

Executed this _____ day
of__________, 2000.

      Type of Subscriber (Check One)
      _____ Individual(s)*
      _____ Trust**
      _____ Company***
      _____ Corporation****

      *For unmarried individuals, please provide a signed Subscription Agreement for each individual.

 **If a custodian, trustee or agent, please include trust, agency or other agreement and a certificate authorizing investment and as to legal existence of the trust.

***If a partnership, please provide a certified copy of the partnership agreement and any amendment thereto. If not a limited partnership, please provide, in addition, a certificate of limited partnership as currently in effect.

****If a corporation, please include articles of incorporation and bylaws, as amended and currently in effect, certified corporate resolution or other document authorizing the investment, certificate of incumbency of officers and certified or audited financial statements for the preceding three fiscal years.

SUBSCRIBER
(Signature) _______________________________________________________

RESIDENTIAL ADDRESS OF SUBSCRIBER:


---------------------------------------------------
(Number and Street)

---------------------------------------------------
(City, State and Zip Code)


---------------------------------------------------
(Social Security or Taxpayer Identification Number)

ACCEPTANCE BY THE COMPANY:

Accepted this ___ day of _________, 2000.


-----------------------------------
Thomas M. Richfield, President


          Exhibit - 10.28

                                 INFE TERM SHEET

                                   Term Sheet
                                 February, 2000
                              Private Subscription
                         INFe.com, Inc. (the "Company")

1. Security: 1,000,000 units. Each unit is comprised of one share of INFe.com, Inc. Rule 144 restricted stock priced at $1.00 (one dollar) per share and one share of IT*CareerNET.Com, Inc., restricted common stock.

2.    Offering Price: $1.00 per unit. Minimum investment: 10,000 units
      ($10,000.00).

3. Registration Rights: Unit Investors will be granted limited piggyback rights on restricted shares, subject to underwriter approval. A one-time demand right will be granted, which right will be exercisable after the expiration of the lock-up period.

4. Transfer Restrictions: Unit Investors will be required to hold their shares of Restricted Common Stock for a period of 12 months from the date of issuance. After this lock-up period, Unit Investors will be free to transfer their shares of Common Stock.

5. Use of Proceeds: The proceeds from the sale of the Units will be used (i) to consummate acquisitions to provide working capital for the company and
      (ii) to become fully reporting with the SEC and file for a NASDAQ Small Cap listing.

6. Secondary Offering: Following closing of the sale of Units in this "offering" round, the Company intends to file a registration for a secondary offering at a valuation greater than that currently placed on the Units, with a target of $5 million in order to explore and consummate further acquisitions and enable the Company to qualify for listing on the NASDAQ Small Cap Market.


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